UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 25, 2016

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Peterson Separation Agreement
On February 25, 2016, Ralph Lauren Corporation (the “Company”) announced that Christopher H. Peterson, the Company’s President, Global Brands, would be resigning from the Company effective May 31, 2016 (the “Effective Date”).  In connection with Mr. Peterson’s separation of employment with the Company, the Company and Mr. Peterson entered into an employment separation agreement and release (the “Peterson Agreement”) on February 25, 2016.  Pursuant to the Peterson Agreement, Mr. Peterson will receive as separation payments, an amount of $2,000,000, equal to 104 weeks of his annual base salary, paid as salary continuation, and a $3,000,000 lump sum payment, equal to 300% of his annual base salary, payable at the end of the salary continuation period.  The Peterson Agreement further provides that Mr. Peterson will receive his bonus under the Company’s Executive Officer Annual Incentive Plan (“EOAIP”) for the Company’s 2016 fiscal year on the date that bonuses under the EOAIP are paid to the Company’s eligible executive officers (which will be on a date no earlier than May 15, 2016 and no later than June 15, 2016).  In addition, the Peterson Agreement provides that the treatment of Mr. Peterson’s outstanding stock options, restricted performance share units, performance share units and performance-based restricted share units, if any, will be governed by the terms of the Company’s 2010 Long-Term Stock Incentive Plan.  The Peterson Agreement requires that Mr. Peterson provide the Company with certain transition services, and that he comply with certain confidentiality, non-competition, non-disparagement and non-solicitation restrictive covenants.  The Peterson Agreement also includes a general release by Mr. Peterson of claims against the Company.
The foregoing description of the Peterson Agreement is qualified in its entirety by the Peterson Agreement, which is attached hereto as Exhibit 10.1.
Press Release
On February 25, 2016, the Company issued a press release concerning the resignation of Mr. Peterson.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
10.1	Employment Separation Agreement and Release, between Ralph Lauren Corporation and Christopher Peterson.

99.1	Press Release, dated February 25, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION
Date: February 26, 2016	By:	/s/ Robert L. Madore
		Name:	Robert L. Madore
		Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

10.1	Employment Separation Agreement and Release, between Ralph Lauren Corporation and Christopher Peterson.

99.1	Press Release dated February 25, 2016.